UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2906 Colorado Avenue Santa Monica, California 90404
(Address of principal executive offices)
(802) 294-2754
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 3, 2019, Super League Gaming, Inc. (the “Company”) and SLG Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with Framerate, Inc., a Delaware corporation (“Framerate”), pursuant to which Framerate merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Acquisition”). The Acquisition was consummated on June 6, 2019 when the certificate of merger of Merger Sub and Framerate was filed with the Secretary of State of the State of Delaware (the “Effective Date”). As consideration for the Acquisition, the Company ratably paid and/or issued to the former shareholders of Framerate an aggregate of $1.5 million in cash and $1.0 million worth of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price per share of $7.4395 (the “Closing Shares”), which price is equal to the volume weighted average price of the Company’s Common Stock over the five trading days preceding the date of the Merger Agreement, as reported on the Nasdaq Capital Market. In connection with the Acquisition, Marco Mereu, the former Chief Executive Officer of Framerate, joined the Company and will act as the Company’s Senior Vice President, Content Marketing and Distribution.

In addition to the issuance of the Closing Shares, the Merger Agreement provides for the issuance of up to an additional $980,000 worth of shares of the Company’s Common Stock at the same price per share as the Closing Shares (the “Earn-Out Shares”) in the event Framerate achieves certain performance-based milestones during the two-year period following the closing of the Acquisition, or June 6, 2021. One-half of the Earn-Out Shares will be issuable on the one-year anniversary of the Effective Date, and the remaining one-half will be issuable on the second anniversary of the Effective Date.

The Closing shares issued in connection with the Acquisition were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The Acquisition was approved by the board of directors of each of the Company and Framerate, and was approved by the stockholders of Framerate.

The Merger Agreement contains representations, warranties and covenants of the Company, Framerate and Merger Sub that are customary for a transaction of this nature, including among others, covenants by Framerate regarding the conduct of its business between the execution of the Merger Agreement the Effective Date, public disclosures and other matters.

The Merger Agreement also contains customary indemnification provisions whereby the stockholders of Framerate will indemnify the Company for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Framerate, pre-closing taxes of Framerate, and certain other matters, subject to certain caps and thresholds.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Framerate or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by Framerate to the Company in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Framerate rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Framerate or Merger Sub.

Forward Looking Statements

This report contains forward-looking information related to the Company, Framerate and our acquisition of Framerate that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction, our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, risks related to our ability to successfully integrate Framerate’s operations; our ability to implement its plans, forecasts and other expectations with respect to Framerate’s business after the completion of the transaction; our ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; the outcome of any legal proceedings related to the transaction or otherwise; the negative effects of the announcement or the consummation of the proposed transaction on the market price of our Common Stock or on our operating results; significant transaction costs; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base, our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally.

Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated February 25, 2019, our quarterly report on Form 10-Q for the quarter ended March 31, 2019 and other filings that we make from time to time with the Securities and Exchange Commission which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 3.02 Unregistered Sale of Equity Securities

See Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

2.1+	Agreement and Plan of Merger by and among Super League Gaming, Inc., SLG Merger Sub, Inc. and Framerate, Inc., dated June 3, 2019.

+
We have omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon its request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: June 7, 2019	By:	/s/ Ann Hand
Ann Hand Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Agreement and Plan of Merger by and among Super League Gaming, Inc., SLG Merger Sub, Inc. and Framerate, Inc., dated June 3, 2019.